Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS HAVE BEEN OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

FIVE-YEAR CONTRACT EXTENSION BETWEEN:
U.S. FOODSERVICE™
AND
DAKOTA GROWERS PASTA COMPANY
December 28, 2000

          The following is an addendum of the terms and conditions to the February 6, 1997 Five-Year Contract Agreement.  This Agreement will be effective from December 28, 2000 through December 31, 2006, and supersedes all prior commitments.

A.	Products
	1.	Dry pasta products for the foodservice and retail markets packed under the Roseli®, Monarca® and Pasta Sanita brand.

	2.	Dry pasta products for the foodservice and retail markets packed exclusively under the Bellagio S.p.A. brand imported from Italy.

B.	Pricing: Terms of Sale
	1.	Current pricing as of August 1, 2000, is based on $*** cwt. semolina. Attached is a revised August 1, 2000 – June 30, 2001 price list. (Example: Heavy Wall Elbow price at $*** semolina + $*** conversion = $***/lb. F.O.B. delivered.)

	2.	Product pricing will be subject to adjustment every calendar quarter or at the end of each current price list. An adjustment to pricing will be made based on the projected Minneapolis semolina price during that period.

	3.	It is understood that U.S. Foodservice™ reserves the right to contract at a specific semolina price quarterly or longer periods of time, provided Dakota Growers is able to secure sufficient raw materials to cover U.S. Foodservice™ requirements.

	4.	All price adjustments will be mutually agreed upon and set between the two parties prior to the start of every succeeding pricing period.

	5.	All other terms of sale are noted on the current net price list, which is attached to this Agreement.

	6.	Packaging and transportation costs will be reviewed once per year on the anniversary date of the Agreement, and any adjustments, up or down will be made to the pricing in effect at that time.

(* - Confidential treatment requested.)

C.	Product Ordering: Inventory Levels
	1.	Product will be shipped within eight (8) working days after an order is received.
	2.	Whenever possible, product will be ordered in full pallet quantities. In the event that full pallet quantities are not possible, even layers will be ordered.
	3.	Finished goods inventories equal to one month’s normal usage will be maintained by Dakota Growers on a good-faith basis.
	4.	It is understood that because of the lead-time required, packaging material inventories equal to four (4) months or more of normal usage may need to be maintained by Dakota Growers.
D.	Promotional Payments, Allowances, Chain Rebates
This Agreement is a net pricing program other than previously agreed upon chain account rebates as follows:
(Confidential treatment requested.)
E.	Contract Incentive Program

(Confidential treatment requested.)
F.	Entirety and Interpretation of Agreement
	1.	This Agreement contains the entire understanding, and all prior negotiations and understandings are superceded and merged into this Agreement.
	2.	This Agreement shall be construed in accordance with and governed by the laws of the State of North Dakota.
G.	Duration of Agreement; Exclusivity
	1.	While this Agreement is in effect, U.S. Foodservice™ authorizes only Dakota Growers to pack the Roseli®, Monarca® and Italian imported Bellagio S.p.A. brand dry pasta products.
	2.	This Agreement binds both parties through December 31, 2006, unless it is mutually agreed by both parties to terminate or amend it.
	3.	This Agreement may not be amended or modified orally at any time. However, this Agreement may be amended or modified by a written instrument if mutually agreed and signed by parties hereto.
	4.	This Agreement may not be transferred or assigned, or any portions thereof, by U.S. Foodservice™, without the written consent of Dakota Growers Pasta Company.

Reviewed and accepted by
Dakota Growers Pasta Company

____________________________________
Timothy Dodd, President & General Manager

____________________________________
Gary Mackintosh, Executive Vice President, Sales & Marketing

Date________________________________

Reviewed and accepted by
U.S. Foodservice™

____________________________________
Timothy Lee, Senior Vice President

____________________________________
Bill Carter, Vice President

Date________________________________

Schedule A

(Confidential treatment requested.)